Dreyfus
High Yield
Strategies Fund
Annual Report


March 31, 1999

Year 2000 Issues (Unaudited)

   The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

Dreyfus High Yield Strategies Fund
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   Enclosed is the annual report for the Dreyfus High Yield Strategies Fund. The report covers the period from the Fund's inception on April 29, 1998, through March 31, 1999. Your Fund produced a total return, including share price changes and dividend income generated, of -13.37%.* During the reporting period, the Fund produced income dividends of $1.20 per share. This is equivalent to an annualized distribution rate per share of 12.13%.**

The Economy

   The economy in the period ended March 31, 1999 had several persistent themes. These included weakness in the world economy, strength in the U.S. economy, pervasive disinflation and multiple rounds of central bank easing, which lowered interest rates in many parts of the world.

   Weakness in the world economy started in Asia with economic and financial stresses throughout most of the continent. While China was able to generate economic expansion by government spending, economic declines occurred in most of the rest of Asia. The most severe phase of these crises occurred when Asian currencies dropped and short-term interest rates rose there as well. Then Latin America began to weaken, particularly Brazil. Tentative signs of a bottoming in Asia had emerged by the end of your Fund's fiscal period; however, Brazil had not yet turned the corner.

   Europe was full of optimism about the benefits of currency unification into the Euro as of year-end 1998. The reality was that economic growth in Europe began the last year at a modest pace and showed signs of stagnation in early 1999. Even so, the new European central bank postponed the reduction in interest rates at the beginning of 1999, probably because of a desire to build anti-inflationary credibility. The bank finally eased in April of this year.

   The U.S. economy proved to be a superperformer during the period, growing at a high rate despite the economic weakness overseas. A major reason for this was that the negative effects of foreign economic weakness on the traditional industrial sector were offset by positive effects elsewhere in the economy. Low inflation and low interest rates stimulated the housing and consumer sectors, while the technology sector continued to expand.

   The Federal Reserve eased monetary policy three times beginning on September 30, 1998, lowering the federal funds rate from 5.50% to 4.75%. This was not because of any shortfall in U.S. economic growth. Rather, it was a response to a financial crisis linked to the Russian default and the financial problems of a major hedge fund. Despite widespread fears, the U.S. economy never did slow. Long-term interest rates declined into early October, when fears of financial crisis, deflation and possible economic recession were at their greatest. However, those rates then drifted higher as the financial stresses eased and the feared economic slowdown did not materialize.

Market Environment

   The high yield market bottomed out in mid-October 1998 and has been steadily climbing out of that deep hole ever since. While it may not get back to the high levels of early 1998, we believe that the snapback that the market has experienced shows signs of longevity.

   As the financial markets experienced the full-blown panic last October, the spread to treasuries of the various high yield indices widened to levels not seen since the depths of 1990. This time, however, market fundamentals were much better: the economy remained steady, although fears of deflation were worrisome; high yield defaults were running 3%, close to their historical lows; and the high yield market had become significantly more mature and broad-based since 1990.

   To take a metaphor from chaos theory, a butterfly wing in Russia caused a wave that spawned a hurricane over the financial markets. The virulence of the credit contraction dried up liquidity in the high yield market. All high yield bonds traded off without regard to any credit fundamentals, but the ensuing recovery has been in stages. As investor confidence returned, the first stage of recovery included the return of the BB spread to historical levels and the rebound of defensive industries, such as cable and entertainment. The second stage has seen the rebound of select industries that have enjoyed significant fundamental improvements, most prominently telecommunications and energy, and the resumption of new issuance for higher-rated, defensive credits. A third stage has just begun, and it entails the increased interest in lower-rated bonds and more off-the-run credits, and a broader new-issue demand. The bid for secondary credits still needs to be deeper for full recovery, but we believe that the continued strength of the domestic economy, the apparent rebound in foreign markets, and strong equity markets bode well for the short-term outlook for high yield.

Portfolio Focus

   The primary investment objective of the Fund is high current income. To achieve that objective, the Fund has consistently outearned its dividend.

   The performance of the Fund was primarily due to three factors: leverage, illiquid issue pricing and issue selection.

   Leverage is a two-edged sword. It can fund assets that help produce an attractive dividend, but it increases volatility. The initial leverage of the Fund at 25% proved to be manageable during the worst of the market crisis in October 1998, in that assets did not have to be sold to keep leverage under its limit as the net asset value reached its lowest point. We believe that if the high yield market rally were to continue, leverage employed by the Fund should influence net asset values positively.

   The Fund is widely diversified by industry and number of holdings. The average rating of the assets is single B, but many of the credits are not considered to be actively traded. Less liquid issues in general suffered the greatest price declines during the market sell-off last year, and have been the slowest to recover during the last six months. As the high yield rally continued, investor interest in off-the-run credits strengthened, and we think this has been a positive indicator for the Fund.

   Regarding issue selection, our exposure to energy, transportation, and financial credits has been a prime contributor to underperformance.

   We have seen several positive factors, including continued recovery of the high yield market, a strong domestic economy, and rebounding international markets. While downside indicators are less predictable and currently unforeseen, they could come from any future credit contraction in the financial markets or another emerging market shock. The Fund's dividend offered a very competitive yield in the marketplace during the reporting period.

   We look forward to continuing to manage the Fund's assets.

                                   Sincerely,

                                   /s/ Roger E. King

                                   Roger E. King
                                   Portfolio Manager

May 11, 1999
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share.

** Distribution rate per share is based upon dividends per share declared from net investment income during the period (annualized), divided by the market price per share at the end of the period.

Dreyfus High Yield Strategies Fund
--------------------------------------------------------------------------------
Selected Information                                  March 31, 1999 (Unaudited)

Market Price per share March 31, 1999...........................         $11 7/8
Shares Outstanding March 31, 1999...............................      62,814,997
New York Stock Exchange Ticker Symbol...........................             DHF

MARKET PRICE (NEW YORK STOCK EXCHANGE)


                                          Fiscal Year Ended March 31, 1999
      -------------------------------------------------------------------------------------------------
      April 29, 1998 (commencement       Quarter                    Quarter                Quarter
         of operations) through           Ended                      Ended                  Ended
             June 30, 1998           September 30, 1998          December 31, 1998       March 31, 1999
            ----------------        --------------------        -------------------     ----------------
High            $15 1/4                   $15  1/16                   $13 1/8                $12 5/8
Low                  15                    11 13/16                    11 3/8                 11 7/8
Close                15                    12 15/16                   11 7/16                 11 7/8


PERCENTAGE GAIN (LOSS) based on change in Market Price*

April 29, 1998 (commencement of operations) through March 31, 1999.... (13.04)%
July 1, 1998 through March 31, 1999................................... (13.74)
October 1, 1998 through March 31, 1999................................  (2.59)
January 1, 1999 through March 31, 1999................................   5.94

NET ASSET VALUE PER SHARE

        April 29, 1998 (commencement of operations)................  $15.00
        June 30, 1998..............................................   14.91
        September 30, 1998.........................................   12.34
        December 31, 1998..........................................   11.90
        March 31, 1999.............................................   11.83

PERCENTAGE GAIN based on change in Net Asset Value*

April 29, 1998 (commencement of operations) through March 31, 1999.... (13.37)%
July 1, 1998 through March 31, 1999................................... (13.55)
October 1, 1998 through March 31, 1999................................   1.74
January 1, 1999 through March 31, 1999................................   1.44

--------------
* With dividends reinvested.

Dreyfus High Yield Strategies Fund
--------------------------------------------------------------------------------
Statement of Investments                                          March 31, 1999

                                                                                   Principal
Bonds and Notes--130.6%                                                              Amount             Value
--------------------------------------------------------------------------------  -------------     -------------
     Aircraft & Aerospace--4.2%  American Pacific,
                                    Sr. Notes, 9.25%, 2005.....................   $  9,125,000       $  9,535,625
                                 Burke Industries,
                                    Sr. Sub. Notes, 10%, 2007..................     12,895,000         11,669,975
                                 Stellex Industries, Ser. B,
                                    Sr. Sub. Notes, 9.5%, 2007.................     11,000,000          9,955,000
                                                                                                     ------------
                                                                                                       31,160,600
                                                                                                     ------------
              Automotive--10.0%  Advanced Accessory Systems/Capital, Ser. B,
                                    Sr. Sub. Notes, 9.75%, 2007................      7,000,000          6,895,000
                                 Aetna Industries,
                                    Sr. Notes, 11.875%, 2006...................     14,195,000         15,117,675
                                 Anchor Lamina,
                                    Sr. Sub. Notes, 9.875%, 2008...............     11,025,000         10,308,375
                                 HCC Industries,
                                    Sr. Sub. Notes, 10.75%, 2007...............     11,750,000         11,338,750
                                 J.H. Heafner,
                                    Sr. Notes, 10%, 2008.......................     10,000,000         10,275,000
                                 United Auto Group:
                                    Sr. Sub. Notes, Ser. A, 11%, 2007..........     12,000,000          9,660,000
                                    Sr. Sub. Notes, Ser. B, 11%, 2007..........      1,000,000            805,000
                                 Walbro, Ser. B,
                                    Sr. Notes, 10.125%, 2007...................     10,000,000         10,150,000
                                                                                                     ------------
                                                                                                       74,549,800
                                                                                                     ------------
             Broadcasting--2.6%  ACME Intermediate Holdings/Finance, Ser. B,
                                    Sr. Secured Discount Notes, 0/12%, 2005....      4,800,000(a)       3,144,000
                                 ACME Television/Finance, Ser. B,
                                    Sr. Discount Notes, 0/10.875%, 2004........      6,400,000(a)       5,440,000
                                 Tri-State Outdoor Media Group,
                                    Sr. Notes, 11%, 2008.......................     10,400,000         10,894,000
                                                                                                     ------------
                                                                                                       19,478,000
                                                                                                     ------------
       Building Materials--4.0%  American Builders & Contractors, Ser. B,
                                    Sr. Sub. Notes, 10.625%, 2007..............     10,000,000          9,050,000
                                 American Eco, Ser. B,
                                    Sr. Notes, 9.625%, 2008....................     20,645,000         12,180,550
                                 ICF Kaiser International,
                                    Sr. Sub. Notes, 13%, 2003..................     12,324,000          8,811,660
                                                                                                     ------------
                                                                                                       30,042,210
                                                                                                     ------------
         Cable Television--6.7%  Adelphia Communications, Ser. B,
                                    Sr. Notes, 9.5%, 2004......................      2,819,872          2,766,693
                                 Classic Communications,
                                    Sr. Discount Notes, 0/13.25%, 2009 (Units).      4,000,000(a,b,c)   2,820,000
                                 Coaxial/Finance,
                                    Sr. Discount Notes, 0/12.875%, 2008........      7,500,000(a)       5,062,500
                                 Coaxial Communications/Phoenix,
                                    Sr. Notes, 10%, 2006.......................      2,650,000          2,828,875


Dreyfus High Yield Strategies Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                              March 31, 1999

                                                                                   Principal
Bonds and Notes (continued)                                                          Amount             Value
--------------------------------------------------------------------------------  -------------     -------------
  Cable Television (continued)   Golden Sky Systems,
                                    Sr. Sub. Notes, 12.375%, 2006..............   $  10,000,000(b)   $  11,200,000
                                 OpTel, Ser. B,
                                    Sr. Notes, 13%, 2005.......................      11,722,000         11,868,525
                                 Star Choice Communications,
                                    Sr. Secured Notes, 13%, 2005...............      12,000,000(a)      12,060,000
                                 UIH Australia/Pacific, Ser. D,
                                    Sr. Discount Notes, 0/14.75%, 2006.........       2,000,000(a)       1,315,000
                                                                                                      ------------
                                                                                                        49,921,593
                                                                                                      ------------
         Casinos & Gaming--2.3%  Ameristar Casinos, Ser. B,
                                    Sr. Sub. Notes, 10.5%, 2004................      13,000,000         13,065,000
                                 Hard Rock Hotel, Ser. B,
                                    Sr. Sub. Notes, 9.25%, 2005................       3,900,000          3,802,500
                                                                                                      ------------
                                                                                                        16,867,500
                                                                                                      ------------
                Chemicals--4.8%  GNI Group,
                                    Sr. Notes, 10.875%, 2005...................       9,000,000          7,740,000
                                 Laroche Industries, Ser. B,
                                    Sr. Sub. Notes, 9.5%, 2007.................       4,750,000          3,538,750
                                 Octel Developments,
                                    Sr. Notes, 10%, 2006.......................       4,500,000          4,668,750
                                 Sterling Chemicals:
                                    Sr. Sub. Notes, 11.75%, 2006...............       2,000,000          1,890,000
                                    Sr. Sub. Notes, Ser. A, 11.25%, 2007.......       8,450,000          7,774,000
                                 Trans-Resources:
                                    Sr. Discount Notes, Ser. B, 0/12%, 2008....      12,000,000(a)       6,300,000
                                    Sr. Notes, Ser. B, 10.75%, 2008............       3,500,000          3,500,000
                                                                                                      ------------
                                                                                                        35,411,500
                                                                                                      ------------
              Construction--.3%  FWT,
                                    Sr. Sub. Notes, 9.875%, 2007...............      12,300,000(d)       1,906,500
                                                                                                      ------------
                 Consumer--8.5%  BPC Holding, Ser. B,
                                    Sr. Secured Notes, 12.5%, 2006.............       5,432,000          5,730,760
                                 Carson, Ser. B,
                                    Sr. Sub. Notes, 10.375%, 2007..............      10,000,000          7,550,000
                                 Concord Camera, Ser. B,
                                    Sr. Notes, 11%, 2005.......................      15,000,000         14,962,500
                                 Corning Consumer Products,
                                    Sr. Sub. Notes, 9.625%, 2008...............       9,000,000          7,155,000
                                 Decora Industries,
                                    Sr. Secured Notes, 11%, 2005...............      12,000,000         11,460,000
                                 E & S Holdings, Ser. B,
                                    Sr. Sub. Notes, 10.375%, 2006..............       4,500,000          1,620,000
                                 Revlon Consumer Products,
                                    Sr. Sub. Notes, 8.625%, 2008...............       7,500,000          6,900,000
                                 Sparkling Spring Water,
                                    Sr. Sub. Notes, 11.5%, 2007................      10,000,000          7,550,000
                                                                                                      ------------
                                                                                                        62,928,260
                                                                                                      ------------


Dreyfus High Yield Strategies Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                              March 31, 1999

                                                                                   Principal
Bonds and Notes (continued)                                                          Amount             Value
--------------------------------------------------------------------------------  -------------     -------------
                   Energy--8.8%  AEI Resources/Holdings,
                                    Sr. Notes, 10.5%, 2005.....................   $  10,000,000(b)   $  10,100,000
                                 Anker Coal Group, Ser. B,
                                    Sr. Notes, 9.75%, 2007.....................       8,350,000          4,467,250
                                 Belden & Blake, Ser. B,
                                    Sr. Sub. Notes, 9.875%, 2007...............      12,000,000          7,680,000
                                 Chiles Offshore/Finance,
                                    Sr. Notes, 10%, 2008.......................       9,500,000          6,887,500
                                 Costilla Energy,
                                    Sr. Notes, 10.25%, 2006....................       5,400,000          3,726,000
                                 Magnum Hunter Resources,
                                    Sr. Notes, 10%, 2007.......................      11,500,000         10,177,500
                                 Michael Petroleum, Ser. B,
                                    Sr. Notes, 11.5%, 2005.....................       8,875,000          5,413,750
                                 Northern Offshore ASA,
                                    Sr. Notes, 10%, 2005.......................       5,000,000(b)       1,925,000
                                 P & L Coal Holdings,
                                    Sr. Sub. Notes, 9.625%, 2008...............       7,000,000          7,341,250
                                 Petsec Energy, Ser. B,
                                    Sr. Sub. Notes, 9.5%, 2007.................      15,250,000          8,006,250
                                                                                                      ------------
                                                                                                        65,724,500
                                                                                                      ------------
            Entertainment--5.8%  American Skiing, Ser. B,
                                    Sr. Sub. Notes, 12%, 2006..................      11,400,000         10,431,000
                                 Booth Creek Ski Holdings, Ser. B,
                                    Sr. Notes, 12.5%, 2007.....................      11,500,000         10,982,500
                                 Fox Family Worldwide,
                                    Sr. Notes, 9.25%, 2007.....................       6,150,000          5,873,250
                                 Livent,
                                    Sr. Notes, 9.375%, 2004....................       6,950,000(d)       2,536,750
                                 Production Resource Group,
                                    Sr. Sub. Notes, 11.5%, 2008................      13,000,000         12,935,000
                                                                                                      ------------
                                                                                                        42,758,500
                                                                                                      ------------
                Financial--3.5%  Amresco:
                                    Sr. Sub. Notes, Ser. 97-A, 10%, 2004.......       6,000,000          4,530,000
                                    Sr. Sub. Notes, Ser. 98-A, 9.875%, 2005....       6,000,000          4,530,000
                                 Dollar Financial Group, Ser. A,
                                    Sr. Notes, 10.875%, 2006...................       6,000,000          6,157,500
                                 Imperial Credit Industries, Ser. B,
                                    Sr. Notes, 9.875%, 2007....................       4,750,000          4,013,750
                                 Superior National Capital Trust I,
                                    Gtd. Trust Preferred Securities,
                                    10.75%, 2017...............................       6,965,000          7,052,063
                                                                                                      ------------
                                                                                                        26,283,313
                                                                                                      ------------


Dreyfus High Yield Strategies Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                              March 31, 1999

                                                                                   Principal
Bonds and Notes (continued)                                                          Amount             Value
--------------------------------------------------------------------------------  -------------     -------------
        Food, Beverages
              and Tobacco--5.9%  Cuddy International,
                                    Sr. Notes, 10.75%, 2007....................   $  11,100,000      $  10,323,000
                                 Envirodyne Industries,
                                    Sr. Notes, 10.25%, 2001....................       4,019,000          3,114,725
                                 FRD Acquisition, Ser. B,
                                    Sr. Notes, 12.5%, 2004.....................       7,500,000          7,537,500
                                 North Atlantic Trading, Ser. B,
                                    Sr. Notes, 11%, 2004.......................      16,000,000         16,160,000
                                 Specialty Foods, Ser. B,
                                    Sr. Notes, 10.25%, 2001....................       6,890,000          6,511,050
                                                                                                      ------------
                                                                                                        43,646,275
                                                                                                      ------------
          Forest Products--1.3%  U.S. Timberlands Klamath Falls/Finance,
                                    Sr. Notes, 9.625%, 2007....................       9,750,000          9,810,938
                                                                                                      ------------
              Industrial--11.7%  Alliance Laundry Systems,
                                    Sr. Sub. Notes, 9.625%, 2008...............      13,000,000(b)      12,480,000
                                 Amazon.com,
                                    Sr. Discount Notes, 0/10%, 2008............       9,500,000(a)       6,507,500
                                 Elgin National Industries, Ser. B,
                                    Sr. Notes, 11%, 2007.......................      12,250,000         12,372,500
                                 International Knife & Saw,
                                    Sr. Sub. Notes, 11.375%, 2006..............       8,500,000          8,648,750
                                 Key Components/Finance,
                                    Sr. Notes, 10.5%, 2008.....................      14,000,000         13,440,000
                                 Numatics, Ser. B,
                                    Sr. Sub. Notes, 9.625%, 2008...............      12,375,000         11,075,625
                                 Precise Technology, Ser. B,
                                    Sr. Sub. Notes, 11.125%, 2007..............      12,650,000         12,080,750
                                 United Rentals,
                                    Sr. Sub. Notes, 9.5%, 2008.................      10,000,000         10,150,000
                                                                                                      ------------
                                                                                                        86,755,125
                                                                                                      ------------
                   Metals--2.9%  Kaiser Aluminum & Chemical, Ser. D,
                                    Sr. Notes, 10.875%, 2006...................       8,500,000          8,755,000
                                 Metallurg, Ser. B,
                                    Sr. Notes, 11%, 2007.......................       5,000,000          4,575,000
                                 Recycling Industries,
                                    Sr. Sub. Notes, 13%, 2005..................      10,000,000(d)       1,250,000
                                 Renco Steel Holdings,
                                    Sr. Notes, 11.5%, 2003.....................       6,900,000          7,210,500
                                                                                                      ------------
                                                                                                        21,790,500
                                                                                                      ------------
        Paper & Packaging--4.9%  Fonda Group, Ser. B,
                                    Sr. Sub. Notes, 9.5%, 2007.................       3,000,000          2,520,000
                                 Indesco International,
                                    Sr. Sub. Notes, 9.75%, 2008................      10,000,000          8,500,000

Dreyfus High Yield Strategies Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                             March 31, 1999

                                                                                   Principal
Bonds and Notes (continued)                                                          Amount             Value
--------------------------------------------------------------------------------  -------------     -------------
 Paper & Packaging (continued)   Repap New Brunswick,
                                    Sr. Secured Notes, 10.625%, 2005...........   $  9,250,000       $  7,677,500
                                 Riverwood International:
                                    Sr. Notes, 10.25%, 2006....................      2,000,000          2,070,000
                                    Sr. Notes, 10.625%, 2007...................      8,000,000          8,360,000
                                 SF Holdings Group, Ser. B,
                                    Sr. Secured Discount Notes, 0/12.75%, 2008.     28,550,000(a)       7,708,500
                                                                                                     ------------
                                                                                                       36,836,000
                                                                                                     ------------
        Personnel Services--.7%  Employee Solutions, Ser. B,
                                    Sr. Notes, 10%, 2004.......................     10,000,000          5,050,000
                                                                                                     ------------
               Publishing--1.3%  Day International Group,
                                    Sr. Sub. Notes, 9.5%, 2008.................     10,000,000          9,800,000
                                                                                                     ------------
              Real Estate--1.3%  LNR Property, Ser. B,
                                    Sr. Sub. Notes, 9.375%, 2008...............     10,000,000          9,650,000
                                                                                                     ------------
                   Retail--2.4%  J Crew Operating,
                                    Sr. Sub. Notes, 10.375%, 2007..............      7,000,000          6,615,000
                                 Pamida,
                                    Gtd. Sr. Sub. Notes, 11.75%, 2003..........      6,000,000          5,430,000
                                 TM Group Holdings,
                                    Sr. Notes, 11%, 2008.......................      6,000,000(b)       6,060,000
                                                                                                     ------------
                                                                                                       18,105,000
                                                                                                     ------------
                 Shipping--2.7%  Cenargo International,
                                    First Pfd. Ship Mortgage Notes, 9.75%, 2008     10,000,000          9,025,000
                                 Holt Group,
                                    Sr. Notes, 9.75%, 2006.....................     13,500,000(b)       9,264,375
                                 TBS Shipping International,
                                    First Pfd. Ship Mortgage Notes, 10%, 2005..      5,000,000          1,475,000
                                                                                                     ------------
                                                                                                       19,764,375
                                                                                                     ------------
               Technology--9.3%  Axiohm Transaction Solutions,
                                    Sr. Sub. Notes, 9.75%, 2007................     10,000,000          9,125,000
                                 Details, Ser. B
                                    Sr. Sub. Notes, 10%, 2005..................      9,000,000          8,280,000
                                 Entex Information Services,
                                    Sr. Notes, 12.5%, 2006.....................     10,000,000          7,162,500
                                 Hadco,
                                    Sr. Sub. Notes, 9.5%, 2008.................     10,000,000          9,925,000
                                 Orbital Imaging:
                                    Sr. Notes, Ser. B, 11.625%, 2005...........      5,000,000          5,000,000
                                    Sr. Notes, 11.625%, 2005 (Units)...........      3,950,000(b,e)     4,029,000
                                 Packard Bioscience, Ser. B,
                                    Sr. Sub. Notes, 9.375%, 2007...............     15,895,000         15,457,887

Dreyfus High Yield Strategies Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                             March 31, 1999

                                                                                   Principal
Bonds and Notes (continued)                                                          Amount             Value
--------------------------------------------------------------------------------  -------------     -------------
        Technology (continued)   Viasystems:
                                    Sr. Sub. Notes, Ser. B, 9.75%, 2007........   $   2,000,000      $   1,910,000
                                    Sr. Sub. Notes, Ser. B, 9.75%, 2007........       8,960,000          8,556,800
                                                                                                     -------------
                                                                                                        69,446,187
                                                                                                     -------------
       Telecommunication/
                 Carriers--6.5%  FirstWorld Communications,
                                    Sr. Discount Notes, 0/13%, 2008............      18,660,000(a)       7,277,400
                                 GST Equipment,
                                    Sr. Secured Notes, 13.25%, 2007............       7,000,000          7,175,000
                                 Level 3 Communications,
                                    Sr. Notes, 9.125%, 2008....................      10,000,000         10,125,000
                                 MGC Communications, Ser. B,
                                    Sr. Secured Notes, 13%, 2004...............      11,000,000          8,635,000
                                 RSL Communications,
                                    Sr. Notes, 9.125%, 2008....................      15,000,000         14,925,000
                                                                                                     -------------
                                                                                                        48,137,400
                                                                                                     -------------
      Telecommunication
                Equipment--2.7%  Filtronic,
                                    Sr. Notes, 10%, 2005.......................      10,000,000(b)      10,400,000
                                 SBA Communications,
                                    Sr. Discount Notes, 0/12%, 2008............      15,000,000(a)       9,525,000
                                                                                                     -------------
                                                                                                        19,925,000
                                                                                                     -------------
                 Textiles--1.1%  Sassco Fashions,
                                    Sr. Notes, 12.75%, 2004....................       8,500,000          7,947,500
                                                                                                     -------------
           Transportation--4.0%  Canadian Airlines,
                                    Sr. Notes, 12.25%, 2006....................      16,000,000          6,800,000
                                 Fine Air Services,
                                    Sr. Notes, 9.875%, 2008....................      10,000,000          9,050,000
                                 TFM, S.A. de C.V.,
                                    Sr. Notes, 10.25%, 2007....................       8,000,000          7,040,000
                                 ValuJet,
                                    Sr. Notes, 10.25%, 2001....................       9,000,000          6,705,000
                                                                                                     -------------
                                                                                                        29,595,000
                                                                                                     -------------
                Utilities--1.4%  ISG Resources,
                                    Sr. Sub. Notes, 10%, 2008..................      10,050,000         10,251,000
                                                                                                     -------------
  Wireless Communications--9.0%  Dolphin Telecom,
                                    Sr. Discount Notes, 0/11.5%, 2008..........      15,250,000(a)       7,872,812
                                 Globalstar/Capital,
                                    Sr. Notes, 11.375%, 2004...................      10,000,000          6,350,000
                                 Iridium Operating/Capital, Ser. D,
                                    Gtd. Sr. Notes, 10.875%, 2005..............       7,000,000          2,660,000
                                 Metrocall,
                                    Sr. Sub. Notes, 10.375%, 2007..............      10,000,000          8,950,000


Dreyfus High Yield Strategies Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                             March 31, 1999

                                                                                   Principal
Bonds and Notes (continued)                                                          Amount             Value
--------------------------------------------------------------------------------  -------------     -------------
Wireless Communications
(continued)                      Microcell Telecommunications, Ser. B,
                                    Sr. Discount Notes, 0/14%, 2006............   $   7,500,000(a)   $   6,150,000
                                 Omnipoint, Ser. A,
                                    Sr. Notes, 11.625%, 2006...................       9,100,000          8,008,000
                                 OrbCommunications Global/Capital,
                                    Sr. Notes, 14%, 2004.......................      13,000,000         13,097,500
                                 Satelites Mexicanos, Ser. B
                                    Sr. Notes, 10.125%, 2004...................      10,000,000          8,350,000
                                 WinStar Communications,
                                    Sr. Sub. Notes, 10%, 2008..................       8,000,000          5,160,000
                                                                                                     -------------
                                                                                                        66,598,312
                                                                                                     -------------
                                 TOTAL BONDS AND NOTES
                                    (cost $1,117,210,003)......................                      $ 970,140,888
                                                                                                     =============
Preferred Stocks--4.6%                                                               Shares
--------------------------------------------------------------------------------  -------------
             Broadcasting--2.7%  Cumulus Media, Ser. A,
                                    Cum., $137.50..............................          10,343      $  11,661,732
                                 Paxson Communications,
                                    Cum., $1,325...............................             952          7,949,200
                                                                                                     -------------
                                                                                                        19,610,932
                                                                                                     -------------
          Cable Television--.9%  HMV Media Group,
                                    Sr. Cum., $12.875 (Units)..................           6,500(b,c)     6,727,500
                                                                                                     -------------
  Wireless Communications--1.0%  Winstar Communications, Ser. C,
                                    Cum., $142.50..............................          10,000          7,300,000
                                                                                                     -------------
                                 TOTAL PREFERRED STOCKS
                                    (cost $40,497,905).........................                      $  33,638,432
                                                                                                     =============
Common Stock--.0%
--------------------------------------------------------------------------------
            Paper & Packaging;   SF Holdings, Cl. C
                                    (cost $132,695)............................          53,100(b,f) $     106,200
                                                                                                     =============
Warrants--.0%
--------------------------------------------------------------------------------
Telecommunication/Carriers--.0%  FirstWorld Communications.....................          18,660(f)   $     186,600
            Transportation--.0%  HighwayMaster Communications..................           8,660(f)             866
                                                                                                     -------------
                                 TOTAL WARRANTS
                                    (cost $71,600).............................                      $     187,466
                                                                                                     =============

Dreyfus High Yield Strategies Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                             March 31, 1999

                                                                                   Principal
Short-Term Investments--.6%                                                          Amount             Value
--------------------------------------------------------------------------------  -------------     -------------
     U.S. Government Agencies;   Federal Home Loan Banks,
                                    4.80%, 4/1/1999
                                    (cost $4,500,000)..........................   $  4,500,000       $    4,500,000
                                                                                                     ==============

TOTAL INVESTMENTS (cost $1,162,412,203)........................................         135.8%       $1,008,572,986
                                                                                        ======       ==============
LIABILITIES, LESS CASH AND RECEIVABLES.........................................         (35.8%)      $ (265,739,539)
                                                                                        ======       ==============
NET ASSETS.....................................................................         100.0%       $  742,833,447
                                                                                        ======       ==============

Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1999, these securities amounted to $75,112,075 or 10.1% of net assets.
(c) With common stock attached.
(d) Non-income producing--security in default.
(e) With warrants to purchase common stock.
(f) Non-income producing security.

                       See notes to financial statements.

Dreyfus High Yield Strategies Fund
---------------------------------------------------------------------------
Statement of Assets and Liabilities                         March 31, 1999


                                                                                                 Cost            Value
                                                                                            --------------   --------------
ASSETS:                       Investments in securities--See Statement of Investments       $1,162,412,203   $1,008,572,986
                              Cash.............................................                                   9,494,529
                              Interest receivable..............................                                  31,749,321
                              Dividends receivable.............................                                     389,305
                              Prepaid expenses and other assets................                                     420,395
                                                                                                             --------------
                                                                                                              1,050,626,536
                                                                                                             --------------
LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                     799,069
                              Due to Shareholder Servicing Agent...............                                      87,591
                              Bank loan payable--Note 2........................                                 295,000,000
                              Swap expense payable.............................                                   4,583,581
                              Unrealized depreciation on interest rate swaps--Note 1(a)                           4,085,099
                              Payable for investment securities purchased......                                   2,345,972
                              Interest payable--Note 2.........................                                     714,024
                              Accrued expenses and other liabilities...........                                     177,753
                                                                                                             --------------
                                                                                                                307,793,089
                                                                                                             --------------
NET ASSETS.....................................................................                              $  742,833,447
                                                                                                             ==============
REPRESENTED BY:               Paid-in capital..................................                              $  937,490,555
                              Accumulated undistributed investment income--net.                                  11,419,692
                              Accumulated net realized gain (loss) on investments                               (48,152,484)
                              Accumulated net unrealized appreciation (depreciation)
                                on investments and interest rate swaps--Note 4(b)                              (157,924,316)
                                                                                                             --------------
NET ASSETS.....................................................................                              $  742,833,447
                                                                                                             ==============
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                                  62,814,997

NET ASSET VALUE per share......................................................                                      $11.83
                                                                                                                     ======
                       See notes to financial statements.

Dreyfus High Yield Strategies Fund
----------------------------------------------------------------------------
Statement of Operations
from April 29, 1998 (commencement of operations) to March 31, 1999


INVESTMENT INCOME

INCOME:                       Interest...................................                  $ 110,886,437
                              Dividends..................................                     $1,585,405
                                                                                           -------------
                                Total Income.............................                                     $ 112,471,842

EXPENSES:                     Management fee--Note 3(a)..................                      9,148,455
                              Interest expense--Note 2...................                     15,807,837
                              Shareholder servicing costs--Note 3(b).....                      1,052,680
                              Prospectus and shareholders' reports.......                        183,585
                              Loan commitment fees--Note 2...............                        144,917
                              Professional fees..........................                        144,698
                              Trustees' fees and expenses--Note 3(c).....                        118,622
                              Custodian fees--Note 3(a)..................                         46,717
                              Organization expense--Note 1(e)............                         15,842
                              Miscellaneous..............................                         87,770
                                                                                           -------------
                                Total Expenses...........................                                        26,751,123
                                                                                                              -------------
INVESTMENT INCOME--NET....................................................                                       85,720,719

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments....                  $ (48,152,484)
                              Net unrealized appreciation (depreciation)
                                on investments and interest rate swaps...                   (157,924,316)
                                                                                           -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                      (206,076,800)
                                                                                                              -------------
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...................                                     $(120,356,081)
                                                                                                              =============



                       See notes to financial statements.

Dreyfus High Yield Strategies Fund
-------------------------------------------------------------------------
Statement of Cash Flows
from April 29, 1998 (commencement of operations) to March 31, 1999


CASH FLOWS FROM OPERATING ACTIVITIES:

   Interest received......................................................                   $    92,511,606
   Dividend received......................................................                         1,196,100
   Interest and loan commitment fees paid.................................                       (15,254,572)
   Operating expenses paid................................................                        (1,876,715)
   Paid to The Dreyfus Corporation........................................                        (8,349,386)  $    68,227,033
                                                                                             ---------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of portfolio securities......................................                    (1,826,764,481)
   Net purchases of short-term portfolio securities.......................                        (2,549,807)
   Proceeds from sales of portfolio securities............................                       612,392,256    (1,216,922,032)
                                                                                             ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from Fund shares sold.........................................                       937,390,550
   Dividends paid.........................................................                       (74,301,027)
   Proceeds from Bank loan payable........................................                       295,000,000     1,158,089,523
                                                                                             ---------------   ---------------
      Increase in cash....................................................                                           9,394,524
      Cash at beginning of period.........................................                                             100,005
                                                                                                               ---------------
      Cash at end of period...............................................                                     $     9,494,529
                                                                                                               ===============
RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS TO NET CASH USED BY OPERATING ACTIVITIES:
   Net (Decrease) in Net Assets Resulting From Operations.................                                     $  (120,356,081)
   Adjustments to reconcile net decrease in net assets resulting from operations to net cash used by operating activities:
         Increase in interest receivable..................................                                         (27,078,149)
         Increase in dividends receivable.................................                                            (389,305)
         Increase in interest and loan commitment fees....................                                             714,024
         Increase in accrued operating expenses...........................                                             177,753
         Increase in prepaid expenses.....................................                                            (420,395)
         Increase in due to The Dreyfus Corporation.......................                                             799,069
         Net interest purchsed on investments.............................                                          17,953,365
         Net realized loss on investments.................................                                          48,152,484
         Net unrealized depreciation on investments.......................                                         157,924,316
         Net amortization of discount on investments......................                                          (9,250,048)
                                                                                                               ---------------
   Net Cash Used by Operating Activities..................................                                     $    68,227,033
                                                                                                               ===============

                       See notes to financial statements.

Dreyfus High Yield Strategies Fund
--------------------------------------------------------------------------
Statement of Changes in Net Assets
from April 29, 1998 (commencement of operations) to March 31, 1999


OPERATIONS:

   Investment income--net........................................................................                $  85,720,719
   Net realized gain (loss) on investments.......................................................                  (48,152,484)
   Net unrealized appreciation (depreciation) on investments.....................................                 (157,924,316)
                                                                                                                 -------------
      Net Increase (Decrease) in Net Assets Resulting from Operations............................                 (120,356,081)
                                                                                                                 -------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net........................................................................                  (74,301,027)
                                                                                                                 -------------
BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold.................................................................                  919,248,500
   Dividends reinvested..........................................................................                   18,142,050
                                                                                                                 -------------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions....................                  937,390,550
                                                                                                                 -------------
         Total Increase (Decrease) in Net Assets.................................................                  742,733,442

NET ASSETS:
   Beginning of Period...........................................................................                      100,005
                                                                                                                 -------------
   End of Period.................................................................................                $ 742,833,447
                                                                                                                 =============
Undistributed investment income--net.............................................................                $  11,419,692
                                                                                                                 -------------
CAPITAL SHARE TRANSACTIONS:                                                                                          Shares
                                                                                                                 -------------
   Shares sold..................................................................................                    61,352,500
   Shares issued for dividends reinvested.......................................................                     1,455,830
                                                                                                                 -------------
      Net Increase (Decrease) in Shares Outstanding.............................................                    62,808,330
                                                                                                                 =============

                       See notes to financial statements.

Dreyfus High Yield Strategies Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for the period from April 29, 1998
(commencement of operations) to March 31, 1999. This information has been derived from the financial statements and market price data for the Fund's shares.


PER SHARE DATA:

   Net asset value, beginning of period..........................................................     $15.00
                                                                                                      ------
   Investment Operations:

   Investment income--net........................................................................       1.38
   Net realized and unrealized gain (loss) on investments........................................      (3.35)
                                                                                                      ------
   Total from Investment Operations..............................................................      (1.97)
                                                                                                      ------
   Distributions:

   Dividends from investment income--net.........................................................      (1.20)
                                                                                                      ------
   Net asset value, end of period................................................................     $11.83
                                                                                                      ======
   Market value, end of period...................................................................     $117/8
                                                                                                      ======
TOTAL INVESTMENT RETURN(1).......................................................................     (14.12%)(2)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of operating expenses to average net assets.............................................       1.46%(2)
   Ratio of interest expense to average net assets...............................................       2.17%(2)
   Ratio of net investment income to average net assets..........................................      11.64%(2)
   Portfolio Turnover Rate.......................................................................      59.40%(3)
   Net Assets, end of period (000's Omitted).....................................................   $742,833

-------------
(1) Calculated based on market value.
(2) Annualized.
(3) Not annualized.

                       See notes to financial statements.

Dreyfus High Yield Strategies Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus High Yield Strategies Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act") as a non-diversified closed-end management investment company. The Fund's primary investment objective is to seek high current income by investing at least 65% of its total assets in income securities rated below investment grade. The Dreyfus Corporation (the "Manager") serves as the Fund's investment manager and administrator. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").

   The Fund sold 53,350,000 shares at $15.00 per share through an initial offering which settled on April 29, 1998. Subsequently, an additional 8,002,500 shares at $15.00 per share were also issued to cover over-allotments to the underwriters on May 19, 1998. Costs associated with initial underwriting of $1,039,000 were charged against the proceeds of the offering.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Interest rate swap transactions are valued based on the net present value of all future cash settlement amounts based on implied forward interest rates.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received net earnings credits of $7,160 during the period ended March 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income. The Fund includes in interest income amounts paid and received under its interest rate swap agreements.

   (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested either (i) through receipt of additional unissued but authorized shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares on the open market on the New York Stock exchange or elsewhere as defined in the dividend reinvestment plan.

Dreyfus High Yield Strategies Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   On March 31, 1999, the Board of Trustees declared a cash dividend of $.12 per share from investment income-net, payable on April 29, 1999 to shareholders of record as of the close of business on April 15, 1999.

   (d) Federal income taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $32,078,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1999. The carryover does not include net realized securities losses from November 1, 1998 through March 31, 1999 which are treated, for Federal income tax purposes, as arising in fiscal 2000. If not applied, the carryover expires in fiscal 2007.

   (e) Other: Organization expenses paid by the Fund in the amount of $69,880 were capitalized. However, on April 3, 1998, Statement of Position 98-5 was issued by the Board of Certified Public Accountants. This Statement of Position requires that unamortized organization costs on the Fund's statement of assets and liabilities be written off. This Statement of Position is effective for fiscal years beginning after December 15, 1998, therefore, the Fund is required to write off the deferred organization expenses on April 1, 1999.

NOTE 2--Borrowings:

   The Fund may borrow money from banks or enter into reverse repurchase agreements for leveraging purposes. The Fund has entered into a $325,000,000 line of credit facility ("Facility") which expires on June 15, 2001. Under the terms of the Facility the Fund may borrow under either a Eurodollar Loan, a Federal Funds Rate Loan or a combination of the two. Interest is charged to the Fund at rates in effect at time of borrowing for the loan type chosen by the Fund. In addition, the Fund pays a commitment fee of .10 of 1% on the unused portion of the Facility.

   The average daily amount of borrowings outstanding under the Facility and reverse repurchase agreement during the period ended March 31, 1999 was approximately $303,386,000, with a related weighted average annualized interest rate of 5.60%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management and administration agreement with the Manager, the management and administration fee is computed at the annual rate of .90 of 1% of the value of the Fund's average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the "Managed Assets") and is payable monthly.

   The Fund compensates Mellon, an affiliate of the Manager, under a custody agreement for providing custodial services for the Fund. During the period ended March 31, 1999, the Fund was charged $46,717 pursuant to the custody agreement.

   The Fund compensates Mellon, an affiliate of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended March 31, 1999, the Fund was charged $12,918 pursuant to the transfer agency agreement.

   (b) In accordance with the Shareholder Servicing Agreement, Paine Webber Inc. provides certain shareholder services for which the Fund pays a fee computed at the annual rate of .10 of 1% of the value of the Fund's average weekly Managed Assets. During the period ended March 31, 1999, the Fund was charged $1,016,495 pursuant to the Shareholder Servicing Agreement.

Dreyfus High Yield Strategies Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   (c) Effective July 1, 1998 each Trustee who is not an "interested person" of the Fund as defined in the Act receives $5,000 per year plus $1,000 for each Board meeting attended and $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting. In the event that there is a joint committee meeting of the Dreyfus /Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, The Dreyfus/Laurel Funds Trust, collectively (the "Dreyfus/Laurel Funds") and the Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Fund. Each Trustee who is not an interested person also receives $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Fund also reimburses each Trustee who is not an "interested person" of the Fund for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). Prior to July 1, 1998, each Trustee received $1,500 per year, $250 for each Board meeting attended and was reimbursed for travel and out-of-pocket expenses.

NOTE 4--Securities Transactions:

   (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 1999, amounted to $1,802,159,548 and $603,394,714, respectively.

   In addition, the following summarizes open interest rate swap agreements at March 31, 1999:


                           Notional        Rate Paid   Rate Received                                   Net
                  Swap      Principal      by the Fund   by the Fund    Floating     Termination    Unrealized
            Counter party    Amount        at 3/31/99    at 3/31/99    Rate Index       Date          (Loss)
           -------------- -------------   ------------   ------------ ------------   ----------     -----------
                                                                       Three-month
           Chase          $150,000,000      6.0875%        5.00%         LIBOR         6/15/03      $(2,364,698)
                                                                       Three-month
           J.P. Morgan     150,000,000      6.0205%        5.00%         LIBOR         6/15/01       (1,720,401)
                                                                                                    -----------
                                                                                                    $(4,085,099)
                                                                                                    ===========

   The Fund enters into interest rate swaps to hedge its exposure to floating rate financing currently utilized to leverage its portfolio. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed rate payments. If forecasts of interest rates and other factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there is the risk that the positions may correlate imperfectly with the assets or liability being hedged. The Fund is also exposed to credit risk associated with counter party nonperformance on these transactions as well as the fact that a liquid secondary market for these transactions may not always exist.

   (b) At March 31, 1999, accumulated net unrealized depreciation on investments was $153,839,217, consisting of $8,557,056 gross unrealized appreciation and $162,396,273 gross unrealized depreciation.

   At March 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus High Yield Strategies Fund
--------------------------------------------------------------------------------
Independent Auditors' Report

The Board of Trustees and Shareholders
Dreyfus High Yield Strategies Fund

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus High Yield Strategies Fund as of March 31, 1999, and the related statement of operations, the statement of cash flows, the statement of changes in net assets, and the financial highlights for the period from April 29, 1998 (commencement of operations) to March 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian and brokers. As to securities purchased, but not received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus High Yield Strategies Fund as of March 31, 1999, the results of its operations, its cash flows, changes in its net assets, and its financial highlights for the period from April 29, 1998 to March 31, 1999, in conformity with generally accepted accounting principles.

                                                       KPMG LLP

New York, New York
May 12, 1999

Dreyfus High Yield Strategies Fund
--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (UNAUDITED)

     To participate automatically in the Dividend Reinvestment Plan (the "Plan") of Dreyfus High Yield Strategies Fund, Inc. (the "Fund") either Fund shares must be registered in your name, or, if your Fund shares are held in nominee or "street" name through your broker-dealer, your broker-dealer must be a participant in the Plan. You may terminate your participation in the Plan, as set forth below. All shareholders participating (the "Participants") in the Plan will be bound by the following provisions:

     ChaseMellon Shareholders Services, L.L.C (the "Agent") will act as Agent for each Participant, and will open an account for each Participant under the Plan in the same name as their present shares are registered, and put into effect for them the dividends reinvestment option of the plan as of the first record date for a dividend or capital gains distribution.

     Whenever the Fund declares and income dividend or capital gains distribution payable in shares of the Fund or cash at the option of the shareholders, each Participant that does not opt for cash distributions shall take such distribution entirely in shares. If on the payment date for a dividend or distribution, the net asset value is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall automatically receive such shares, including fractions, for each Participant's account except in the circumstances described in paragraph 3 below. Except in such circumstances, the number of additional shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the income dividend or capital gains distribution payable on their shares by the greater of the net asset value per share determined as of the date of purchase or 95% of the then current market price per share of the fund's shares on the payment date.

     Should the net asset value per share of the Fund shares exceed the market price per share plus estimated brokerage commissions on the payment date for a share or cash income dividend or capital gains distribution, the Agent or a broker-dealer selected by the Agent shall endeavor, for a purchase period of 30 days to apply the amount of such dividend or distribution on each Participant's shares (less their pro rata share of brokerage commissions incurred with respect to the Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase shares of the Fund on the open market for each Participant's account. In no event may such purchase be made more than 30 days after the payment date for such dividend except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per share equals or is less than the market price per share plus estimated brokerage commissions, the Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions, such shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly specified in the third paragraph hereof. These newly issued shares will be valued at the then-current market price per share of the Fund's shares at the time such shares are to be issued.

     For purposes of making the dividend reinvestment purchase comparison under the Plan, (a) the market price of the Fund's shares on a particular date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such shares on such Exchange on such date and (b) the net asset value per share of the Fund's shares on a particular date shall be the net asset value per share most recently calculated by or on behalf of the Fund.

Dreyfus High Yield Strategies Fund
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DIVIDEND REINVESTMENT PLAN (UNAUDITED) (continued)

     Open-market purchases provided for above may be made on any securities exchange where the Fund's shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Each Participant's uninvested funds held by the Agent will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchase effected. The Agent shall have no responsibility as to the value of the Fund's shares acquired for each Participant's account. For the purpose of cash investments, the Agent may commingle each Participant's fund with those of other shareholders of the Fund for whom the Agent similarly acts as Agent, and the average price (including brokerage commissions) of all shares purchased by the Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

     The Agent may hold each Participant's shares acquired pursuant to the Plan together with the shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Agent's name or that of the Agent's nominee. The Agent will forward to each Participant any proxy solicitation material; and will vote any shares so held for each Participant first in accordance with the instructions set forth on proxies returned by the participant to the Fund, and then with respect to any proxies not returned by the participant to the Fund in the same portion as the agent votes proxies returned by the participants to the Fund. Upon a Participant's written request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full shares.

     The Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's shares at the time of termination.

     Any share dividends or split shares distributed by the Fund on shares held by the Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional shares of other securities, the shares held for each Participant under the Plan will be added to other shares held by the Participant in calculating the number of rights to be issued to each Participant.

     The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Each Participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

     Each Participant my terminate their account under the Plan by notifying the Agent in writing. Such termination will be effectively immediately if the Participant's notice is received by the Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective shortly after the investment of such dividend distributions with respect to any subsequent dividend or distribution. The Plan may be terminated by the Agent or the Fund upon notice in writing mailed to each Participant at least 90 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to them without charge. If a Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of their shares and remit the proceeds to them, the Agent is authorized to deduct a $5.00 fee plus brokerage commission for this transaction from the proceeds.

Dreyfus High Yield Strategies Fund
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DIVIDEND REINVESTMENT PLAN (UNAUDITED) (continued)

     These terms and conditions may be amended or supplemented by the Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of any Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on shares of the Fund held in their name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

     The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent's negligence, bad faith, or willful misconduct or that of its employees.

     These terms and conditions shall be governed by the laws of the State of New York.

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                            OFFICERS AND DIRECTORS
                      DREYFUS HIGH YIELD STRATEGIES FUND
                               200 Park Avenue
                              New York, NY 10166

Trustees

Joseph S. DiMartino, Chairman
James M. Fitzgibbons
J. Tomlinson Fort
Arthur L. Goeschel
Kenneth A. Himmel
Stephen J. Lockwood
John J. Sciullo
Roslyn M. Watxon
Benaree Pratl Wiley

Officers

President and Treasurer
   Marie E. Connolly
Vice President and Secretary
   Margaret W. Chambers
Vice President and Assistant Treasurer
   George A. Rio
Vice President and Assistant Treasurer
   Mary A. Nelson
Vice President and Assistant Treasurer
   Joseph F. Tower, III
Vice President, Assistant Treasurer and Assistant Secretary
   Stephanie Pierce
Vice President and Assistant Secretary
   Douglas C. Conroy
Vice President and Assistant Secretary
   Christopher J. Kelley
Vice President and Assistant Secretary
   Kathleen K. Morrisey
Vice President and Assistant Secretary
   Elba Vasquez

Portfolio Managers

Michael Hoeh
Roger E. King
Kevin M. McClintock
Gerald E. Thunelius

Investment Manager and Administrator
The Dreyfus Corporation

Custodian
Mellon Bank, N.A.

Counsel
Kirkpatrick & Lockhart LLP

Transfer Agent and
Dividend Distribution Agent
Chase Mellon Shareholder Services, L.L.C.

Stock Exchange Listing
NYSE Symbol: DHF

Initial SEC Effective Date
4/23/98

The Net Asset Value appears in the following publications: Barron's, Closed-End Bond Funds section under the heading "Municipal Bond Funds" every Monday; Wall Street Journal, Mutual Funds section under the heading"Closed-End Bond Funds" every Monday; New York Times, Money and Business Section under the heading "Closed-End Bond Funds--Single State Municipal Bond Funds" every Sunday.

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Notice is hereby given in accordance with Section 23(c) of the Investment
Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.
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
Dreyfus High Yield Strategies Fund
200 Park Avenue
New York, NY 10166

Investment Manager and Administrator
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Chase Mellon Shareholder Services, LLC
450 West 33rd Street
New York, NY 10001

Printed in U.S.A.                      430AR993